UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2020

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01     Regulation FD Disclosure.

On October 3, 2020, MeiraGTx Holdings plc (the “Company”) issued a press release announcing nine-month data from the ongoing Phase 1/2 clinical trial of AAV-RPGR, an investigational gene therapy in development for the treatment of patients with X-linked retinitis pigmentosa (XLRP) with genetically confirmed variants in the RPGR gene. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8‑K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

Recent Developments

On October 3, 2020, the Company announced nine-month data from the ongoing Phase 1/2 clinical trial of AAV-RPGR, an investigational gene therapy in development for the treatment of patients with XLRP with genetically confirmed variants in the RPGR gene.

The Company and Janssen Pharmaceuticals, Inc. (“Janssen”), one of the Janssen Pharmaceutical Companies of Johnson & Johnson, are jointly developing AAV-RPGR as part of a broader collaboration to develop and commercialize gene therapies for the treatment of inherited retinal diseases.

In July 2020, the Company and Janssen announced six-month data from the ongoing MGT009 clinical trial showing significant improvement in retinal sensitivity in the low (n=3) and intermediate (n=4) dose cohorts in the dose escalation phase of the trial.

Data at the nine-month time point continued to demonstrate significant improvement in retinal sensitivity in treated eyes in both the low and intermediate dose cohorts. In addition, data from the assessment of vision-guided mobility carried out at the nine-month timepoint demonstrated a significant improvement in walk time compared to baseline in treated eyes compared to untreated eyes in the low and intermediate dose cohorts (n=6).

Data Summary

Retinal sensitivity

XLRP is characterized by progressive deterioration of the visual field. Octopus 900 full-field static perimetry and MAIA microperimetry were employed to determine change in retinal sensitivity following intervention.

Perimetry is a sensitive standard-of-care measure of retinal function that reproducibly determines retinal sensitivity both cross-sectionally and longitudinally, thereby accurately defining disease progression over time.

At the nine-month analysis (Octopus 900 static perimetry), compared to baseline:

●	Six out of seven patients in the low (n=3) and intermediate (n=4) dose cohorts demonstrated improvement or stability in retinal sensitivity in the treated eye
●	Improvements in treated eyes compared to baseline were sustained or further improved compared to the six-month analysis in the low and intermediate dose cohorts
●	In each of the low and intermediate dose cohorts, significant improvement was observed between treated and untreated eyes in retinal sensitivity

●	At the six-month timepoint, improvements in retinal sensitivity were not observed in the high dose cohort. Perimetry assessment was not carried out in the high dose cohort at the nine-month timepoint due to protocol revision implemented to align with the dose-expansion cohort assessment schedule.
Static Perimetry: Treated-Untreated Eye Difference at Nine Months (90% CI adjusted for baseline)
Mean Retinal Sensitivity (dB)
Low	0.85 (0.05, 1.63)
Intermediate	1.02 (0.78, 1.25)
Central 30° Hill-of-Vision (V30, dB-sr/y)†
Low	1.07 (0.19, 1.94)
Intermediate	1.10 (0.46, 1.74)
†Currently, at least 9 months of data and up to one year of data. Excludes one patient with panuveitis in the low dose.

Vision-guided mobility

Markedly impaired mobility in low illumination is a hallmark symptom of XLRP. As part of the study, patients completed a vision-guided mobility maze to assess their ability to navigate across a broad range of controlled light levels (1 lux = deep twilight, 4 lux = residential street lighting, 16 lux = twilight conditions, 64 lux = car park and 256 lux = office work).

At nine-month analysis, compared to baseline:

●	Five of six patients demonstrated improvement in walk time for the treated eye at lux levels 1, 4 or 16
●	Significant improvement was observed between treated and untreated eyes in the low and intermediate dose cohorts (n=6) at 1 lux, -16.1 seconds (90% CI: 9.91, 22.1) and 4 lux, -3.71 seconds (90% CI: 2.83, 4.96); with the greatest improvement at the lowest light level (1 lux)
●	Vision-guided mobility assessment was not carried out in the high dose cohort at the nine-month timepoint due to protocol revision implemented to align with the dose-expansion cohort assessment schedule

Safety and tolerability

Safety data obtained to date continue to suggest AAV-RPGR is well-tolerated. No dose-limiting events occurred. As previously presented, signs of inflammation were observed in two out of three patients in the high dose cohort, which may have been associated with decreased activity of the AAV-RPGR treatment in these patients. Inflammation was effectively managed with an extended steroid protocol.

Based on the safety and efficacy profile demonstrated to date, the low and intermediate doses are being evaluated in the ongoing randomized, controlled expansion portion of the Phase 1/2 study, which completed enrollment in the first half of 2020. As previously disclosed, the Company and Janssen plan to advance AAV-RPGR into a Phase 3 pivotal study, called the Lumeos clinical trial.

Forward Looking Statement

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the development and efficacy of AAV-RPGR, plans to advance AAV-RPGR into Phase 3 clinical trial and anticipated milestones regarding our clinical data and reporting of such data and the timing of results of data, including in light of the COVID‑19 pandemic, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, acquire additional capital, identify additional and develop existing product candidates, successfully execute strategic priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of the COVID‑19 pandemic on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10‑Q for the quarter ended June 30, 2020, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors & Media section of our website at https://investors.meiragtx.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release of MeiraGTx Holdings plc, dated October 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officer

5